MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES  Two World Trade Center,
LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048


DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.


MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to 5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.


                          30-YEAR BOND YIELDS 1994-2000

  Date            AAA Ins   Tsy     % Relationship
  ----            -------   ---     --------------
12/31/93            5.40%   6.34%       85.17%
01/31/94            5.40    6.24        86.54%
02/28/94            5.80    6.66        87.09%
03/31/94            6.40    7.09        90.27%
04/29/94            6.35    7.32        86.75%
05/31/94            6.25    7.43        84.12%
06/30/94            6.50    7.61        85.41%
07/29/94            6.25    7.39        84.57%
08/31/94            6.30    7.45        84.56%
09/30/94            6.55    7.81        83.87%
10/31/94            6.75    7.96        84.80%
11/30/94            7.00    8.00        87.50%
12/30/94            6.75    7.88        85.66%
01/31/95            6.40    7.70        83.12%
02/28/95            6.15    7.44        82.66%
03/31/95            6.15    7.43        82.77%
04/28/95            6.20    7.34        84.47%
05/31/95            5.80    6.66        87.09%
06/30/95            6.10    6.62        92.15%
07/31/95            6.10    6.86        88.92%
08/31/95            6.00    6.66        90.09%
09/29/95            5.95    6.48        91.82%
10/31/95            5.75    6.33        90.84%
11/30/95            5.50    6.14        89.58%
12/29/95            5.35    5.94        90.07%
01/31/96            5.40    6.03        89.55%
02/29/96            5.60    6.46        86.69%
03/29/96            5.85    6.66        87.84%
04/30/96            5.95    6.89        86.36%
05/31/96            6.05    6.99        86.55%
06/28/96            5.90    6.89        85.63%
07/31/96            5.85    6.97        83.93%
08/30/96            5.90    7.11        82.98%
09/30/96            5.70    6.93        82.25%
10/31/96            5.65    6.64        85.09%
11/29/96            5.50    6.35        86.61%
12/31/96            5.60    6.63        84.46%
01/31/97            5.70    6.79        83.95%
02/28/97            5.65    6.80        83.09%
03/31/97            5.90    7.10        83.10%
04/30/97            5.75    6.94        82.85%
05/30/97            5.65    6.91        81.77%
06/30/97            5.60    6.78        82.60%
07/30/97            5.30    6.30        84.13%
08/31/97            5.50    6.61        83.21%
09/30/97            5.40    6.40        84.38%
10/31/97            5.35    6.15        86.99%
11/30/97            5.30    6.05        87.60%
12/31/97            5.15    5.92        86.99%
01/31/98            5.15    5.80        88.79%
02/28/98            5.20    5.92        87.84%
03/31/98            5.25    5.93        88.53%
04/30/98            5.35    5.95        89.92%
05/29/98            5.20    5.80        89.66%
06/30/98            5.20    5.65        92.04%
07/31/98            5.18    5.71        90.72%
08/31/98            5.03    5.27        95.45%
09/30/98            4.95    5.00        99.00%
10/31/98            5.05    5.16        97.87%
11/30/98            5.00    5.06        98.81%
12/31/98            5.05    5.10        99.02%
01/31/99            5.00    5.09        98.23%
02/28/99            5.10    5.58        91.40%
03/31/99            5.15    5.63        91.47%
04/30/99            5.20    5.66        91.87%
05/31/99            5.30    5.83        90.91%
06/30/99            5.47    5.96        91.78%
07/31/99            5.55    6.10        90.98%
08/31/99            5.75    6.06        94.88%
09/30/99            5.85    6.05        96.69%
10/31/99            6.03    6.16        97.89%
11/30/99            6.00    6.29        95.39%
12/31/99            5.97    6.48        92.13%
01/31/00            6.18    6.49        95.22%
02/29/00            6.04    6.14        98.37%
03/31/00            5.82    5.83        99.83%
04/30/00            5.91    5.96        99.16%
05/31/00            5.91    6.01        98.34%
06/30/00            5.84    5.90        98.98%
07/31/00            5.73    5.78        99.13%
08/31/00            5.62    5.67        99.12%
09/30/00            5.74    5.89        97.45%
10/31/00            5.65    5.79        97.58%

Source: Municipal Market Data - A Division of Thomson Financial Group and Bloomberg L.P.


PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Quality Municipal Securities (IQM) increased from $13.45 to $14.28 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.805 per share, the Trust's total NAV return was
13.44 percent. IQM's value on the New York Stock Exchange (NYSE) increased from $12.0625 to $12.125 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQM's total market return was 7.40 percent. As of October 31, 2000, IQM's share price was at a 15.09 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

Monthly dividends for the fourth quarter of 2000 were declared in September. Beginning with the October payment, the monthly dividend was decreased from $0.0675 to $0.0625 per share. The new dividend reflects current earnings and the Trust's level of undistributed net investment income which was $0.077 per share on October 31, 2000, versus $0.124 per share 12 months earlier.


PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 56 credits. At the end of October, the portfolio's average maturity was 18 years. Average duration, a measure of portfolio sensitivity to interest rates, was 7.9 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit quality, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.


THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.05 per share to common share earnings. The Trust's five ARPS series totaling $97 million represented 29 percent of net assets. Yields on the IQM's four weekly ARPS series ranged between 3.00 and 5.50 percent. The yield on the Trust's 12-month ARPS series with a January 2001 rollover is 4.05 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.19 percent at the end of this October.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal period ended October 31, 2000, the Trust purchased and retired 856,455 shares of common stock at a weighted average market discount of 11.64 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Securities and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                  /s/ MITCHELL M. MERIN
--------------------------                  ---------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000, continued



LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

GENERAL OBLIGATION            17%
TRANSPORTATION                12%
MORTGAGE                      11%
WATER & SEWER                 11%
IDR/PCR*                      11%
PUBLIC FACILITY                8%
HOSPITAL                       8%
EDUCATION                      7%
ELECTRIC                       7%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE
  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.




CREDIT RATINGS AS OF OCTOBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

Aa or AA       50%
Aaa or AAA     34%
A or A         16%


AS MEASURED BY MOODY'S INVESTORS SERVICES, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.




                            DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

-----------------
WEIGHTED AVERAGE
MATURITY 18 YEARS
-----------------

UNDER 1 YEAR         0.5%
1-5 YEARS            0.0%
5-10 YEARS           4.6%
10-20 YEARS         65.3%
20-30 YEARS         25.4%
30+ YEARS            2.5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2000


                                 BONDS CALLABLE

                            ------------------------
                                WEIGHTED AVERAGE
                            CALL PROTECTION: 5 YEARS
                            ------------------------

                              2000              0%
                              2001              0%
                              2002              3%
                              2003             56%
                              2004             17%
                              2005              0%
                              2006              0%
                              2007              4%
                              2008              1%
                              2009              7%
                              2010+            12%



                               COST (BOOK) YIELD*

                            ------------------------
                                WEIGHTED AVERAGE
                                BOOK YIELD: 5.6%
                            ------------------------

                              2000
                              2001
                              2002            4.9%
                              2003            5.6%
                              2004            5.6%
                              2005
                              2006
                              2007            5.6%
                              2008            5.2%
                              2009            5.4%
                              2010+           5.6%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 4.9% ON 3% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)

                                     * * *

On June 22, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn
  For ...........................................................   13,963,468
  Withheld ......................................................      253,028
Michael E. Nugent
  For ...........................................................   13,974,585
  Withheld ......................................................      241,911
Philip J. Purcell
  For ...........................................................   13,968,715
  Withheld ......................................................      247,781

The following Trustees were not standing for reelection at this meeting:

     Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder. Additionally, James F. Higgins was elected as a Trustee of the Trust by the Board of Trustees effective July 25, 2000.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 2000


 PRINCIPAL
 AMOUNT IN                                                                                    COUPON    MATURITY
 THOUSANDS                                                                                     RATE       DATE         VALUE
-----------                                                                                 ---------- ---------- ---------------
            TAX-EXEMPT MUNICIPAL BONDS (97.8%)
            General Obligation (17.1%)
 $  5,000   De Kalb County, Georgia, Refg 1993 ............................................   5.25 %     01/01/20   $  4,846,900
    4,020   Chicago, Illinois, Ser 2000 A (FGIC) ..........................................   6.125      01/01/21      4,230,286
    4,000   Anne Arundel County, Maryland, Ser 1999 .......................................   5.00       05/15/19      3,821,160
   10,000   Washington Suburban Sanitation District, Maryland, Refg 1993 Second Ser .......   5.25       06/01/14     10,080,500
            New York, New York,
   10,000    1994 Ser D ...................................................................   5.75       08/15/08     10,370,500
    5,000    1994 Ser C ...................................................................   5.50       10/01/10      5,116,300
   10,000   Metropolitan Government of Nashville & Davidson County, Tennessee,
             Refg Ser 1997 ................................................................   5.125      05/15/25      9,379,100
   10,000   Seattle, Washington, Refg Ser 1993 ............................................   5.65       01/01/20     10,043,300
 --------                                                                                                           ------------
   58,020                                                                                                             57,888,046
 --------                                                                                                           ------------
            Educational Facilities Revenue (7.3%)
    3,500   District of Columbia, Georgetown University Ser 1993 ..........................   5.25       04/01/13      3,434,165
            Illinois Educational Facilities Authority,
    4,695    Illinois Wesleyan University Ser 1993 ........................................   5.70       09/01/23      4,679,131
    4,955    Northwestern University Refg Ser 1993 ........................................   5.375      12/01/21      4,829,738
            Massachusetts Health & Educational Facilities Authority,
   10,000    Boston College Ser K .........................................................   5.25       06/01/18      9,731,000
    2,100    Wentworth Institute of Technology Ser B (Connie Lee) .........................   5.50       10/01/23      2,049,159
 --------                                                                                                           ------------
   25,250                                                                                                             24,723,193
 --------                                                                                                           ------------
            Electric Revenue (6.7%)
    3,000   Los Angeles Department of Water & Power, California, Issue of 1992 ............   6.375      02/01/20      3,118,140
    5,000   South Carolina Public Service Authority, 1993 Refg Ser A (MBIA) ...............   5.50       07/01/21      4,926,750
    5,000   Chelan County Public Utility District #1, Washington, Hydro Refg
             Ser 1993 G ...................................................................   5.375      06/01/18      4,840,700
   10,000   Snohomish County Public Utility District #1, Washington, Ser 1993 B (AMT) .....   5.80       01/01/24      9,689,700
 --------                                                                                                           ------------
   23,000                                                                                                             22,575,290
 --------                                                                                                           ------------
            Hospital Revenue (7.7%)
    3,500   Maine Health & Higher Educational Facilities Authority, Ser 1993 D (FSA) ......   5.50       07/01/18      3,464,615
   10,000   Missouri Health & Educational Facilities Authority, Barnes-Jewish Inc/
             Christian Health Services Ser 1993 A .........................................   5.25       05/15/14      9,971,800
   10,000   Fairfax County Industrial Development Authority, Virginia, Inova Health
             Refg Ser 1993 A ..............................................................   5.25       08/15/19      9,676,800
    3,000   Wisconsin Health & Educational Facilities Authority, Catholic Health Corp
             Ser 1993 .....................................................................   5.375      11/15/13      2,908,380
 --------                                                                                                           ------------
   26,500                                                                                                             26,021,595
 --------                                                                                                           ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                    COUPON    MATURITY
 THOUSANDS                                                                                     RATE       DATE         VALUE
-----------                                                                                 ---------- ---------- ---------------
            Industrial Development/Pollution Control Revenue (10.7%)
 $ 10,000   Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
             Ser 1993 (AMT) (MBIA) ........................................................    5.45 %   11/01/23    $  9,575,700
    4,000   Calvert County, Maryland, Baltimore Gas & Electric Co Refg
             Ser 1993 .....................................................................    5.55     07/15/14       4,066,840
    2,500   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (Ambac) ...............    6.30     12/01/14       2,594,175
    4,000   Brazos River Authority, Texas, Houston Lighting & Power Co
             Ser 1993 (MBIA) ..............................................................    5.60     12/01/17       4,018,040
    5,000   Marshall County, West Virginia, Ohio Power Co Ser B (MBIA) ....................    5.45     07/01/14       5,047,050
   10,000   Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 ..................    6.90     02/01/13      10,748,800
 --------                                                                                                           ------------
   35,500                                                                                                             36,050,605
 --------                                                                                                           ------------
            Mortgage Revenue - Multi-Family (5.1%)
    4,010   Illinois Housing Development Authority, 1993 Ser A ............................    5.90     07/01/12       4,036,185
   13,310   Wisconsin Housing & Economic Development Authority, 1993 Ser ..................    5.55     11/01/15      13,005,733
 --------                                                                                                           ------------
   17,320                                                                                                             17,041,918
 --------                                                                                                           ------------
            Mortgage Revenue - Single Family (6.1%)
    5,000   Alaska Housing Finance Corporation, 1997 Ser A (MBIA) .........................    6.00     06/01/27       5,036,350
    3,830   Connecticut Housing Finance Authority, 1993 SubSer F-1 ........................    5.60     05/15/11       3,901,353
    8,700   Kentucky Housing Corporation, Federally Insured/Gtd Loans 1993 Ser B ..........    5.40     07/01/14       8,710,962
    3,000   Virginia Housing Development Authority, 1992 Ser A ............................    7.10     01/01/25       3,090,930
 --------                                                                                                           ------------
   20,530                                                                                                             20,739,595
 --------                                                                                                           ------------
            Public Facilities Revenue (8.0%)
   11,000   California Public Works Board, Correctional 1993 Ser D COPs ...................    5.375    06/01/18      11,028,160
    4,000   Maine Municipal Bond Bank, 1993 Ser E .........................................    5.30     11/01/13       4,026,840
    2,000   Kansas City School District Building Corporation, Missouri, Elementary
             Ser 1993 D (FGIC) ............................................................    5.00     02/01/14       1,984,540
   10,000   Regional Convention & Sports Complex Authority, Missouri, Refg Ser A 1993 .....    5.60     08/15/17      10,024,800
 --------                                                                                                           ------------
   27,000                                                                                                             27,064,340
 --------                                                                                                           ------------
            Resource Recovery Revenue (3.1%)
   10,000   Northeast Maryland Waste Disposal Authority, Montgomery County
 --------    Ser 1993 A (AMT) .............................................................    6.30     07/01/16      10,280,600
                                                                                                                    ------------
            Transportation Facilities Revenue (12.4%)
    5,000   Miami-Dade County, Florida, Miami International Airport Ser 2000 A
             (AMT) (FGIC) .................................................................    6.00     10/01/24       5,211,700
    3,000   Hawaii Airports, Refg Ser 2000 B (AMT) (FGIC) .................................    6.625    07/01/18       3,267,900
    3,000   Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ...............    5.50     01/01/15       3,089,190
    5,000   Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
             Sub Lien Ser 1993 C (MBIA) ...................................................    5.25     12/01/13       5,017,450
    5,000   Minneapolis - St Paul Metropolitan Airports Commission, Minnesota,
             Ser 1999 A (FGIC) ............................................................    5.125    01/01/31       4,662,500
    4,000   Nevada Department of Business & Industry, Las Vegas Monorail, 1st Tier
             Ser 2000 (Ambac) .............................................................    5.375    01/01/40       3,773,040
    3,000   Pennsylvania Turnpike Commission, Ser A 1998 (Ambac) ..........................    4.75     12/01/27       2,609,340

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                    COUPON       MATURITY
 THOUSANDS                                                                                     RATE          DATE          VALUE
-----------                                                                                ------------ ------------- -------------
 $  9,965   South Carolina Transportation Infrastructure Bank, Ser 1999 A (Ambac) ......      5.50 %       10/01/16    $ 10,101,321
    4,175   Virginia Transportation Board, US Route 58 Corridor Ser 1993 B .............      5.50         05/15/18       4,186,523
 --------                                                                                                              ------------
   42,140                                                                                                                41,918,964
 --------                                                                                                              ------------
            Water & Sewer Revenue (10.7%)
    4,000   Phoenix Civic Improvement Corporation, Arizona, Wastewater Refg Ser 1993 ...      5.00         07/01/18       3,784,160
    5,000   Los Angeles County Sanitation Districts Financing Authority, California,
             1993 Ser A ................................................................      5.25         10/01/19       4,929,050
            Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
    3,000    Ser 1993 A (MBIA) .........................................................      5.50         05/15/21       2,974,410
    5,000    Ser 1993 B (MBIA) .........................................................      5.50         05/15/23       4,930,000
    5,020   Massachusetts Water Resources Authority, 1993 Ser C ........................      5.25         12/01/20       4,850,575
    5,000   New York City Municipal Water Finance Authority, New York, 1994 Ser B ......      5.50         06/15/19       4,959,400
    5,905   Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (FSA) ..............      5.50         06/15/14       5,974,148
    4,000   Norfolk, Virginia, Water Ser 1993 (Ambac) ..................................      5.375        11/01/23       3,884,400
 --------                                                                                                              ------------
   36,925                                                                                                                36,286,143
 --------                                                                                                              ------------
            Other Revenue (2.9%)
    1,000   Florida Department of Environmental Protection, Preservation 2000
             Ser 1999 A (FGIC) .........................................................      5.25         07/01/13       1,013,550
    5,000   New York Local Government Assistance Corporation, Ser 1993 C ...............      5.50         04/01/18       5,001,700
    4,000   Philadelphia, Pennsylvania, Gas Works Second Ser 1998 (FSA) ................      5.00         07/01/23       3,684,040
 --------                                                                                                              ------------
   10,000                                                                                                                 9,699,290
 --------                                                                                                              ------------
  332,185   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $328,670,923)...................................................     330,289,579
 --------                                                                                                              ------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (0.5%)
    1,000   Idaho Health Facilities Authority, St Lukes Regional Medical Center
             Ser 2000 (FSA) (Demand 11/01/00) ..........................................      4.60*        07/01/30       1,000,000
      700   Harris County Health Facilities Development Corporation, Texas, Methodist
             Hospital Ser 1994 (Demand 11/01/00) .......................................      4.60*        12/01/25         700,000
 --------                                                                                                              ------------
    1,700   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $1,700,000) ...................................       1,700,000
 --------                                                                                                             -------------

$333,885   TOTAL INVESTMENTS (Cost $330,370,923) (a) ....................................................      98.3%    331,989,579
========
           OTHER ASSETS IN EXCESS OF LIABILITIES ........................................................       1.7       5,832,632
                                                                                                              -----    ------------
           NET ASSETS ...................................................................................     100.0%   $337,822,211
                                                                                                              =====    ============




                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 2000, continued

---------------
AMT         Alternative Minimum Tax.
COPs        Certificates of Participation.
*           Current coupon of variable rate demand obligation.
(a)         The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,917,373 and the aggregate gross unrealized depreciation is $2,298,717, resulting in net unrealized appreciation of $1,618,656.


Bond Insurance:
---------------

   Ambac    Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of Ambac
            Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.



                       GEOGRAPHIC SUMMARY OF INVESTMENTS
               Based on Market Value as a Percent of Net Assets


                  Alaska ........................       1.5%
                  Arizona .......................       1.1
                  California ....................       5.6
                  Connecticut ...................       1.2
                  District of Columbia ..........       1.0
                  Florida .......................       1.8
                  Georgia .......................       1.4
                  Hawaii ........................       3.8
                  Idaho .........................       0.3
                  Illinois ......................       6.2
                  Kentucky ......................       4.9
                  Maine .........................       2.2
                  Maryland ......................       8.4
                  Massachusetts .................       4.9
                  Michigan ......................       1.5
                  Minnesota .....................       1.4
                  Missouri ......................       6.5
                  Nevada ........................       1.9
                  New York ......................       7.5
                  Pennsylvania ..................       3.6
                  South Carolina ................       4.5
                  Tennessee .....................       2.8
                  Texas .........................       1.4
                  Virginia ......................       6.2
                  Washington ....................       7.3
                  West Virginia .................       1.5
                  Wisconsin .....................       7.9
                                                       ----
                  Total .........................      98.3%
                                                       ====


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000



ASSETS:
Investments in securities, at value
  (cost $330,370,923) ....................................................   $331,989,579
Cash .....................................................................         33,582
Interest receivable ......................................................      6,192,097
Prepaid expenses .........................................................         27,960
                                                                             ------------
   TOTAL ASSETS ..........................................................    338,243,218
                                                                             ------------
LIABILITIES:
Payable for:
   Dividends to preferred shareholders ...................................        111,744
   Investment management fee .............................................        103,334
   Common shares of beneficial interest repurchased ......................         97,509
Accrued expenses .........................................................        108,420
                                                                             ------------
   TOTAL LIABILITIES .....................................................        421,007
                                                                             ------------
   NET ASSETS ............................................................   $337,822,211
                                                                             ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, 1,940 shares outstanding) ............   $ 97,000,000
                                                                             ------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 16,861,958 shares outstanding) .........................    251,465,949
Net unrealized appreciation ..............................................      1,618,656
Accumulated undistributed net investment income ..........................      1,295,261
Accumulated net realized loss ............................................    (13,557,655
                                                                             ------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ..........................    240,822,211
                                                                             ------------
   TOTAL NET ASSETS ......................................................   $337,822,211
                                                                             ============
NET ASSET VALUE PER COMMON SHARE
  ($240,822,211 divided by 16,861,958 common shares outstanding)..........         $14.28
                                                                                   ======


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000



NET INVESTMENT INCOME:

INTEREST INCOME ...............................................    $18,563,380
                                                                   -----------
EXPENSES
Investment management fee .....................................      1,168,911
Auction commission fees .......................................        308,365
Professional fees .............................................         90,216
Transfer agent fees and expenses ..............................         58,165
Shareholder reports and notices ...............................         49,907
Auction agent fees ............................................         40,439
Registration fees .............................................         24,832
Trustees' fees and expenses ...................................         18,809
Custodian fees ................................................         17,621
Other .........................................................         40,401
                                                                   -----------
   TOTAL EXPENSES .............................................      1,817,666
Less: expense offset ..........................................        (17,581)
                                                                   -----------
   NET EXPENSES ...............................................      1,800,085
                                                                   -----------
   NET INVESTMENT INCOME ......................................     16,763,295
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................................        727,547
Net change in unrealized depreciation .........................     12,898,713
                                                                   -----------
   NET GAIN ...................................................     13,626,260
                                                                   -----------
NET INCREASE ..................................................    $30,389,555
                                                                   ===========



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                                  FOR THE YEAR         FOR THE YEAR
                                                                      ENDED               ENDED
                                                                OCTOBER 31, 2000     OCTOBER 31, 1999
                                                               ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ......................................      $ 16,763,295         $ 17,203,701
Net realized gain ..........................................           727,547              449,551
Net change in unrealized appreciation/depreciation .........        12,898,713          (28,700,689)
                                                                 -------------        -------------
   NET INCREASE (DECREASE) .................................        30,389,555          (11,047,437)
                                                                 -------------        -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ..................................................        (3,824,096)          (3,265,064)
Common .....................................................       (13,838,773)         (14,171,566)
                                                                 -------------        -------------
   TOTAL DIVIDENDS .........................................       (17,662,869)         (17,436,630)
                                                                 -------------        -------------
Decrease from transactions in common shares of
  beneficial interest ......................................       (10,279,055)          (7,168,282)
                                                                 -------------        -------------
   NET INCREASE (DECREASE) .................................         2,447,631          (35,652,349)

NET ASSETS:
Beginning of period ........................................       335,374,580          371,026,929
                                                                 -------------        -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $1,295,261 and $2,194,835, respectively).................      $337,822,211         $335,374,580
                                                                  ============         ============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $15,913,772 and $25,185,921, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $100.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,342. At October 31, 2000, the Trust had an accrued pension liability of $41,319, which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 though 5, Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.


                        AMOUNT                                  RANGE OF
 SERIES   SHARES*   IN THOUSANDS*     RATE*    RESET DATE   DIVIDEND RATES**
-------- --------- --------------- ---------- ------------ -----------------
    1      340         $17,000         4.13%   11/07/00      3.65% - 4.25%
    2      300          15,000         4.13    11/01/00      3.00  - 5.05
    3      300          15,000         4.13    11/02/00      3.85  - 4.40
    4      600          30,000         4.05    01/09/01      3.23  - 4.05
    5      400          20,000         4.13    11/07/00      3.30  - 5.50

---------------
*   As of October 31, 2000.
**  For the year ended October 31, 2000.

Subsequent to October 31, 2000 and up through December 4, 2000, the Trust paid dividends to Series 1 through 5 at rates ranging from 3.84% to 4.25%, in the aggregate amount of $431,868.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:



                                                                                                          CAPITAL
                                                                                                          PAID IN
                                                                                                         EXCESS OF
                                                                               SHARES      PAR VALUE     PAR VALUE
                                                                           -------------- ----------- ---------------
Balance, October 31, 1998 ................................................  18,274,813     $182,748   $268,730,538
Treasury shares purchased and retired (weighted average discount 9.41%)* .    (556,400)      (5,564)    (7,162,718)
                                                                            ----------     --------   ------------
Balance, October 31, 1999 ................................................  17,718,413      177,184    261,567,820
Treasury shares purchased and retired (weighted average discount 11.64%)*     (856,455)      (8,564)   (10,270,491)
                                                                            ----------     --------   ------------
Balance, October 31, 2000 ................................................  16,861,958     $168,620   $251,297,329
                                                                            ==========     ========   ============

---------------
*  The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued


6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2000, the Trust utilized approximately $727,000 of its net capital loss carryover. At October 31, 2000, the Trust had a net capital loss carryover of approximately $13,558,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:



                               AMOUNT IN THOUSANDS
                 -----------------------------------------------
                  2002            2003         2004         2005
                  ----            ----         ----         ----
                 $9,897          $2,809        $716         $136
                 ======          ======        ====         ====


7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:



           AMOUNT
          PER SHARE             RECORD DATE               PAYABLE DATE
         ----------        --------------------      ---------------------
          $0.0625            November 3, 2000          November 17, 2000
          $0.0625            December 8, 2000          December 22, 2000


8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.


9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust did not hold positions in residual interest bonds.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:



                                                                                FOR THE YEAR ENDED OCTOBER 31*
                                                           ------------------------------------------------------------------------
                                                               2000           1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .....................   $ 13.45        $ 14.99       $ 14.31        $ 13.44        $13.04
                                                             -------        -------       -------        -------        -------
Income (loss) from investment operations:
 Net investment income ...................................      0.97           0.95          0.95           0.95          0.92
 Net realized and unrealized gain (loss) .................      0.81          (1.57)         0.64           0.69          0.23
                                                             -------        -------       -------        -------        -------
Total income (loss) from investment operations ...........      1.78          (0.62)         1.59           1.64          1.15
                                                             -------        -------       -------        -------        -------
Less dividends from:
 Net investment income ...................................     (0.81)         (0.78)        (0.75)         (0.72)        (0.72)
 Common share equivalent of dividends paid to preferred
  shareholders ...........................................     (0.22)         (0.18)        (0.19)         (0.18)        (0.17)
                                                             --------       -------       --------       --------       -------
Total dividends ..........................................     (1.03)         (0.96)        (0.94)         (0.90)        (0.89)
                                                             --------       -------       --------       --------       -------
Anti-dilutive effect of acquiring treasury shares ........      0.08           0.04          0.03           0.13          0.14
                                                             --------       -------       --------       --------       -------
Net asset value, end of period ...........................   $ 14.28        $ 13.45       $ 14.99         $14.31        $13.44
                                                             =======        =======       =======         ======        ======
Market value, end of period ..............................   $12.125        $12.063       $13.938         $12.50        $11.25
                                                             =======        =======       =======         ======        ======
TOTAL RETURN+  ...........................................      7.40%         (8.22)%       18.04%         18.11%        10.39%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses ...........................................      0.77%(1)       0.73 %(1)     0.72%(1)       0.71%         0.72%(1)
Net investment income before preferred stock dividends ...      7.09%          6.52 %        6.46%          6.87%         6.94%
Preferred stock dividends ................................      1.62%          1.24 %        1.29%          1.30%         1.27%
Net investment income available to common shareholders ...      5.47%          5.28 %        5.17%          5.57%         5.67%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..................  $337,822       $335,375      $371,027       $363,509      $364,858
Asset coverage on preferred shares at end of period ......       348%           345 %         382%           374%          376%
Portfolio turnover rate ..................................         5%            10 %           3%             6%           -



-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Quality Municipal Securities (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 9, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Quality Municipal Securities as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 8, 2000



                      2000 FEDERAL TAX NOTICE (unaudited)

      For the year ended October 31, 2000, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
CHANGE IN INDEPENDENT ACCOUNTANTS


On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
REVISED INVESTMENT POLICY


On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Quality Municipal Securities (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

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


TRUSTEES
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-----------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS
-----------------------------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER
-----------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




MORGAN STANLEY
DEAN WITTER
QUALITY
MUNICIPAL
SECURITIES





ANNUAL REPORT
OCTOBER 31, 2000